UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2008

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IMPERIAL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-7190	65-0854631
(Commission File No.)	(IRS Employer Identification No.)

3790 Park Central Boulevard North

Pompano Beach, Florida 33064

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (954) 917-4114

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b) )

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c) )

Item 8.01

Other Events.

On June 11, 2008, Imperial Industries, Inc. (the “Company”) issued a press release announcing the election of Douglas P. Kintzinger as a Director of Imperial Industries, Inc. pursuant to a vote of the Company’s stockholders at the Company’s annual meeting of stockholders held on June 9, 2008. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with procedural guidance from the Securities and Exchange Commission, the information in this Form 8-K and the Exhibit attached to this Form 8-K are being furnished under “Item 8.01 Other Events.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly stated by specific reference in such a filing.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit Number	Description
99.1	Press Release issued by Imperial Industries, Inc. dated June 11, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imperial Industries, Inc.

By:	/s/ Howard L. Ehler, Jr.
Howard L. Ehler, Jr.
Chief Operating Officer

Dated:   June 11, 2008

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release issued by Imperial Industries, Inc. dated June 11, 2008

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